Exhibit 10.4

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (“IP Security Agreement”) is entered into effective as of February 26, 2024, by and between BAKHU HOLDINGS, CORP., a Nevada corporation (“Debtor”), and the several secured parties listed on Appendix A and signatories hereto on counterpart signature pages hereof (the “Secured Parties”), who are the holders of a series of promissory notes issued by Debtor and designated as the Convertible Senior Secured Promissory Notes in the aggregate principal amount of up to $20,000,000 (the “Notes”) issued pursuant to that certain Securities Purchase Agreement of even date herewith among the Debtor and the purchasers of Notes of even date herewith, and all exhibits thereto and documents related thereto (the “Transaction Agreements”).

PREMISES

WHEREAS, Debtor has, effective this date, issued the Notes to the Secured Parties evidencing Debtor’s obligation to pay the amounts evidenced by the Notes.

WHEREAS, it is a condition precedent to Secured Parties extending credit to Debtor under the Notes that Debtor execute and deliver to Secured Parties a security agreement in substantially the form hereof.

WHEREAS, the Debtor holds an exclusive license in related to plant cell-extraction and replication technology and related proprietary equipment, processes, formulations, know-how, proprietary information, trade secrets, and related intellectual property, including such modifications, improvements related thereto (the “Licensed Science”) for (a) the production and manufacturing of cannabis sativa and cannabinoids (collectively, “Cannabis”) and their byproducts for Sale and use at retail or wholesale where permitted, including, without limitation, food additives, edibles, and hemp variations of the foregoing; (b) Cannabis-related research, teaching and education for both medical and other purposes; and (c) all medical uses and applications of Cannabis, all in any and all countries in the continent of North American, defined as the United States of America, Canada, Mexico, all countries in the Caribbean Sea and all countries north of the Panama/Columbia border (including the entire nation of Panama) (the “Territory”), from Debtor’s affiliate, Cell Science Holding Ltd., a limited liability company organized and existing under the laws of the Republic of Cyprus (“Cell Science”), pursuant to that certain Integrated License Agreement as amended and Restated, attached as Appendix B-1 through B-6 and incorporated herein by reference (the “Integrated License Agreement”).

Whereas, pursuant to the terms of the Integrated License Agreement the Debtor has the right to sublicense the Licensed Science and has entered into a sublicense with the Debtor’s wholly owned subsidiary, CBD Biotech, Inc., a California corporation, for the use of the Licensed Science as it relates to CBD.

WHEREAS, Debtor wishes to grant a first priority security interest in all of the intellectual property assets of the Debtor, including but not limited all rights of the Debtor under the Integrated License Agreement, in favor of Secured Parties as herein provided.

WHEREAS, this IP Security Agreement is executed for the purpose of filing a short-form security agreement in the U.S. Patent and Trademark Office, which sets forth Debtor’s pledge of its intellectual property as security for the indebtedness Debtor owes the Secured Parties as set forth in the Notes and all other related documents.

Exhibit 10.4

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor and the Secured Parties agree as follows:

1.Grant of Security Interest.  Debtor hereby pledges and grants to the Secured Parties a first priority security interest in and lien on all of the intellectual property assets of the Debtor, including without limitation: (a) all of Debtor’s right, title and interest in, to and under the Integrated License Agreement; (b) Debtor’s rights to use the Licensed Science pursuant to the terms of the Integrated License Agreement (c) any patents and trademarks of the Debtor wherever located and whether now owned or hereafter acquired; (d) all source code and object code associated with Licensed Science covered by the Integrated License Agreement; (e) all goodwill of the business of the Debtor connected with the use of, or otherwise symbolized by, such intellectual property, (f) all parts, replacements, substitutions, profits, products, amendments, updates, royalties, fees, income, payments and other cash and noncash proceeds of any of the foregoing (including insurance proceeds of any kind, such as those payable by reason of loss or damage thereto) in any form and wherever located, (g) all written or electronically recorded books and records relating to any such assets and other rights relating thereto wherever located and whether now owned or hereafter acquired, and (h) any and all claims and causes of action with respect to any of the foregoing, whether occurring before, on, or after the date hereof, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, misuse, breach or default, with the right, but no obligation, to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages (collectively, the “IP Collateral”). For clarification, and notwithstanding the above, except as it relates to the Integrated License Agreement and rights granted thereunder, no security interests or lien is granted against or in the intellectual property assets, patents or trademark rights of the Licensor, Cell Science.

2.Recordation.  Debtor authorizes the Commissioner for Patents and any other government officials to record and register this Security Agreement upon request by the Secured Parties or any of them

3.Representations, Warranties, Covenants and Miscellaneous.  All other terms, conditions, agreements, obligations, representations, warranties, covenants, definitions, exhibits, and miscellaneous terms, conditions. agreements, and obligations set forth in the Notes are restated and incorporated herein by reference.

4.Manner of Execution; Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, portable document format (.pdf), DocuSign, or other electronic transmission shall be equally as effective as delivery of a manually executed counterpart of this Agreement.

*** Signature Page Follows ***

Exhibit 10.4

IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed effective as of the day and year first above written.

DEBTOR

BAKHU HOLDINGS, CORP.

________________________________________________

 By: Aristotle Popolizio

Title:  Vice President and Secretary

________________________________________________

 By: Juan Carlos Garcia La Sienra Garcia

Title:  Chief Financial Officers

Exhibit 10.4

** Secured Party Signature Page to Intellectual Security Agreement **

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SECURED PARTIES:

_____________________________________________

Name of Secured Party

_____________________________________________

Signature

_____________________________________________

Name of Authorized Signatory (if applicable)

_____________________________________________

Title (if applicable)

ADDRESS FOR NOTICE

Address: ____________________________________________

City/State/Zip: _______________________________________

Attention: ___________________________________________

Telephone: __________________________________________

Facsimile: ___________________________________________

APPENDIX A

SCHEDULE OF SECURED PARTIES

Secured Party Name and Address Note Amount

APPENDIX B-1 through B-6

INTEGRATED LICENSE AGREEMENT

Appendix B-1  2018-12-20 Patent and Technology License Agreement

Appendix B-2  2019-12-31 Amended and Restated Patent Technology License Agreement

Appendix B-32020-9-22 Amendment to Restated Patent Technology License Agreement

Appendix B-42021-2-8 First Amendment of Amendment to Restated License Agreement

Appendix B-52021-7-12 Second Amendment to Restated License Agreement

Appendix B-6 2022-1-31 Third Amendment to Restated License Agreement